UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

KNIGHTSCOPE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

1070 Terra Bella Avenue
Mountain View, California 94043
June 8, 2023
Dear Stockholder:
We cordially invite you to attend the 2023 Annual Meeting of Stockholders of Knightscope, Inc (the “Annual Meeting”). The Annual Meeting will be held on Thursday, July 20, 2023, at 1:00 p.m., Pacific Time. The Annual Meeting will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting www.meetnow.global/MMK2GSH, where you will be able to listen to the Annual Meeting live, submit questions, and vote.
You will find important information about the matters to be voted on at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We are sending most of our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) instead of sending them a full set of printed materials. The Notice tells you how to access and review on the internet the important information contained in the proxy materials. The Notice also tells you how to vote on the internet prior to the Annual Meeting or by phone and how to request to receive a printed copy of our proxy materials.
Your vote is important. We hope you will attend the Annual Meeting online. We encourage you to review the proxy materials and vote as soon as possible. You may vote on the internet or by phone as described in the attached proxy materials. You also may vote by mail if you timely request to receive printed copies of these proxy materials in the mail. You will also be able to vote your shares electronically during the Annual Meeting. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at www.meetnow.global/MMK2GSH and can be found in this proxy statement in the section entitled “Questions and Answers about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”.
Very truly yours,
/s/ William Santana Li William Santana Li Chairman and Chief Executive Officer

1070 Terra Bella Avenue
Mountain View, California 94043

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Annual Meeting Date	Thursday, July 20, 2023
Time	1:00 p.m., Pacific Time
Place	www.meetnow.global/MMK2GSH
Items of Business
(1)
To elect four directors to the Board of Directors (the “Board”) to serve until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified;

(2)
To ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(3)
To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting

Record Date	Holders of record of our capital stock on June 2, 2023, are entitled to receive notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the Annual Meeting.
Voting	Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Stockholders will have the ability to access the proxy materials at www.envisionreports.com/KSCP or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our stockholders with the information they need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 20, 2023: This notice, our proxy statement, and our 2022 annual report are available at www.meetnow.global/MMK2GSH.
By Order of the Board of Directors of Knightscope, Inc.
/s/ William Santana Li William Santana Li Chairman and Chief Executive Officer
Mountain View, California
June 8, 2023

1070 Terra Bella Avenue
Mountain View, California 94043
(650) 942-1025

PROXY STATEMENT

Questions and Answers about the Annual Meeting and Voting
Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of Knightscope, Inc., a Delaware corporation, of proxies to be voted at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”).
The Annual Meeting will be held on Thursday, July 20, 2023, at 1:00 p.m., Pacific Time, online at www.meetnow.global/MMK2GSH. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MMK2GSH, and entering the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you lose the control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date (as defined below). Only stockholders with a valid control number, will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date (as defined below).
We expect to begin furnishing these proxy materials to stockholders on or about June 8, 2023.
When we use the term “Knightscope,” “Company,” “us,” “we,” or “our,” we mean Knightscope, Inc.
What matters will be voted on at the Annual Meeting?

We will ask stockholders to vote on the following matters at the Annual Meeting:
(1)
To elect four directors to the Board to serve until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified (Proposal 1);

(2)
To ratify the appointment of BPM LLP (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2); and

(3)
To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

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Who can vote?

Stockholders of record of our capital stock at the close of business on the record date of June 2, 2023 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting. Our capital stock currently outstanding consists of our Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series m Preferred Stock, Series m-2 Preferred Stock and Series S Preferred Stock.
Each share of Series A Preferred Stock, Series B Preferred Stock and Series m-2 Preferred Stock (collectively known as “Super Voting Preferred Stock”) is convertible at the option of the holder at any time into shares of Class B Common Stock at the then-applicable conversion rate. Each share of Series m and Series S Preferred Stock (collectively known as “Ordinary Preferred Stock”) is convertible at the option of the holder at any time into shares of Class A Common Stock at the then-applicable conversion rate. Holders of Class A Common Stock, Class B Common Stock, the Super Voting Preferred Stock and the Ordinary Preferred Stock vote together as a single class. Each holder of preferred stock is entitled to the number of votes equal to the number of votes for each such share of common stock into which such preferred stock could then be converted. Fractional votes upon conversion will be disregarded.
Each share of Class A Common Stock is entitled to one (1) vote per share as of the Record Date, and each share of Class B Common Stock is entitled to ten (10) votes per share as of the Record Date. For additional information, see our Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 to our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023. Cumulative voting is not permitted.
As of the Record Date, the following number of shares of each class were issued and outstanding: (i) Class A Common Stock – 48,897,875 shares, (ii) Class B Common Stock – 10,357,822 shares, (iii) Series A Preferred Stock – 1,418,381 shares, (iv) Series B Preferred Stock – 3,498,859 shares, (v) Series m Preferred Stock – 1,802,794 shares, (vi) Series m-2 Preferred Stock – 160,000 shares and (vii) Series S Preferred Stock – 2,681,803 shares.
A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for the 10 days prior to the Annual Meeting at www.envisionreports.com/KSCP. In addition, the list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend.
To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee to obtain the control number or otherwise vote through the broker, bank or other nominee. If you lose the control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number, will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date.
The Annual Meeting webcast will begin promptly at 1:00 p.m. Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 12:45 p.m. Pacific Time, and you should allow ample time for the check-in procedures.

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What is the difference between a stockholder of record and a beneficial holder?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are the stockholder of record for those shares and are receiving proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online at the Annual Meeting.
Beneficial Holder
If your shares are held in a stock brokerage account or by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial holder of those shares. Your broker, bank or other nominee is the stockholder of record and has forwarded proxy materials to you as beneficial holder. As the beneficial holder, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you have the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials giving you the right to vote the shares.
How do I vote?

Stockholder of Record
If you are a stockholder of record, you can vote over the phone or on the internet prior to the Annual Meeting by following the instructions you received from us in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the proxy card included with the materials. Finally, you can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.meetnow.global/MMK2GSH.
Beneficial Holder
If you are a beneficial holder, you can vote over the phone or on the internet prior to the Annual Meeting by following the instructions you received from your broker, bank or other nominee in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the voting instruction card included with the materials. If you have not received this information from your broker, bank, or other nominee, please contact them as soon as possible. You can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.meetnow.global/MMK2GSH. If you are a beneficial owner who does not have a control number, you may gain access to the Annual Meeting by logging into your brokerage firm’s website and selecting the shareholder communications mailbox to link through to the Annual Meeting.
If you do not give your broker, bank or other nominee instructions as to how to vote, under the rules of the New York Stock Exchange (“NYSE”), your broker, bank or other nominee may not vote your shares on any of the proposals without your instructions, other than the ratification of the appointment of our independent registered public accounting firm. Please be sure to return your voting instructions to your broker, bank or other nominee so that your vote is

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counted. The voting deadlines and availability of telephone and internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.
Multiple Holdings
If you hold shares both as a stockholder of record and as a beneficial holder, you must vote separately for each set of shares.
How can I attend and vote at the Annual Meeting?

This year’s Annual Meeting will be held entirely online live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.meetnow.global/MMK2GSH. If you were a stockholder as of the Record Date and you have your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting.
A summary of the information you need to attend the Annual Meeting online is provided below:
•
To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

•
The Annual Meeting webcast will begin promptly at 1:00 p.m. Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 12:45 p.m. Pacific Time, and you should allow ample time for the check-in procedures.

•
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.meetnow.global/MMK2GSH.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.meetnow.global/MMK2GSH on the day of the Annual Meeting.

•
Questions pertinent to Annual Meeting and other matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters, and therefore, will not be answered. Any questions that cannot be answered during the meeting due to time constraints will be posted online and answered at the “Investors” section of our website at https://ir.knightscope.com/. The questions and answers will be available as soon as practical after the Annual Meeting and will remain available for one week after posting.

To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee

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to obtain your control number or otherwise vote through the broker, trustee, bank or other holder of record. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number, will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual Annual Meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Can I change or revoke my vote?

If you are a stockholder of record, you may change your vote at any time prior to the vote at the Annual Meeting by taking any of the following actions:
•
submitting a new proxy with a later date using any of the available methods described above;

•
providing a written revocation to our Corporate Secretary; or

•
voting online at the Annual Meeting by following the instructions at www.meetnow.global/MMK2GSH.

If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank or other nominee following the instructions they provided to you. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether you are a stockholder of record or a beneficial owner of shares held in street name, your attendance at the Annual Meeting online will not, by itself, automatically revoke your proxy.
What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary for any action to be taken at the Annual Meeting (other than adjournment or postponement of the Annual Meeting). A quorum exists if stockholders holding a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting in person, or by means of remote communication, or by proxy. If you submit a properly completed proxy, even if you abstain from voting, your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes (described below) also will be counted for purposes of determining the presence of a quorum if the broker, bank or other nominee uses its discretionary authority to vote on at least one routine matter under NYSE rules.
How will my shares be voted at the Annual Meeting?

Your shares will be voted in accordance with your properly submitted instructions.

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Stockholders of Record
If you are a stockholder of record and you submit a proxy but do not include voting instructions on a matter, your shares will be voted in favor of each of the nominees named in Proposal 1 and in favor of Proposal 2 in accordance with the recommendation of our Board. If any other matters are properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof, your shares will be voted in the discretion of the named proxies.
Beneficial Holders and Broker Non-Votes
If you are a beneficial holder and you do not provide voting instructions to your broker, bank or other nominee, that organization will determine if it has the discretionary authority to vote your shares on the particular matter. Under NYSE rules, these organizations have the discretion to vote your shares on routine matters, such as the ratification of the appointment of BPM as our independent registered public accounting firm for the year ended December 31, 2023 (Proposal 2). However, they do not have the discretion to vote your shares on non-routine matters, including the other proposal up for a vote (Proposal 1). The unvoted shares are called “broker non-votes.” Shares that constitute broker non-votes are considered present for purposes of determining a quorum but are not considered entitled to vote or votes cast on the particular matter.
What are the voting requirements for each matter?

Proposal	Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote
(1) To elect four directors to the Board to serve until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified	More votes FOR than AGAINST	No effect	No	No effect
(2) To ratify the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2023	More votes FOR than AGAINST	No effect	Yes	Not applicable
What are the recommendations of the Board?

Our Board recommends that you vote:
•
“FOR” each director nominated by our Board to serve until the 2024 annual meeting of stockholders (Proposal 1); and

•
“FOR” the ratification of the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2).

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.

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Who will pay the costs of soliciting votes for the Annual Meeting?

We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries, and these organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.
How can I find the results of the voting after the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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PROPOSAL 1 – ELECTION OF DIRECTORS
Our Board currently consists of four directors and is not classified. All directors are elected at each annual meeting of stockholders and hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The four persons named below, each of whom currently serves on our Board, have been recommended by the independent members of our Board, and nominated to serve on the Board until our 2024 Annual Meeting of Stockholders and until their respective successors are elected and qualify. The Board has no reason to believe that any of the persons named below as a nominee for our Board will be unable, or will decline, to serve as a member of the Board if elected. Each of the nominees has consented to being named in this proxy statement.
In addition, the Board has determined that all of our directors, other than William Santana Li, our Chairman and Chief Executive Officer, are independent under applicable SEC and Nasdaq rules. A plurality of votes cast is necessary for the election of a director. There is no cumulative voting in the election of directors.
When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. The independent members of the Board commit to regularly review Board composition and potential additions while striving to maintain and grow a diverse and broad skill set that complements the business. The Board believes these latest directors have provided valuable experience and insight, along with diversity to the Board. The Board is committed to ensuring the Board functions effectively and with appropriate diversity and expertise, including representation of women and minorities. Accordingly, as of June 8, 2023, 100% of our directors are diverse, with 75% of our directors being female. Although the Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates, to help ensure that the Board remains aware of, and responsive to, the needs and interests of our customers, stockholders, employees and other stakeholders, the Board believes it is important to identify otherwise qualified director candidates that would increase the gender, racial, ethnic and/or cultural diversity of the Board. Similarly, we believe that a Board made up of highly qualified individuals from diverse backgrounds is important to the long-term success of our business, in addition to promoting better corporate governance and performance and effective decision-making and strategic planning. Accordingly, when considering the nomination of new directors, the Board is committed to including diversity as a factor that will be taken into consideration to ensure that the composition of the Board reflects a broad diversity of experience, profession, expertise, skill, and background, including gender, racial, ethnic and cultural diversity. The Board does not assign a specific weight to the various factors it considers in evaluating potential new candidates to the Board, and no particular criteria is necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Board considers each candidate’s qualifications in light of the then-current mix of Board attributes, including diversity.
In identifying potential candidates for the Board, the independent directors generally rely on a variety of resources to identify potential candidates, which, among other things and depending on the circumstances, may include its and the Board’s network of contacts, corporate search resources, and, if the Board deems appropriate, a professional search firm. The Board will also ensure that it requests that any search firm that the Board engages include candidates with diversity of gender, race, ethnicity and culture in its pool of potential director

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candidates. By utilizing a broad variety of resources as deemed appropriate by the Board in light of the then-current mix of Board attributes and any previously identified potential candidates, the Board believes it will be able to identify, evaluate and consider a diverse range of qualified candidates.
The independent directors of the Board will consider suggestions by stockholders of possible future nominees. The independent directors of the Board do not intend to alter its criteria for evaluating potential director candidates, including the criteria described above, in the case of director candidates recommended by stockholders. Stockholders may recommend individuals to the independent directors of the Board for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials and, if the stockholder is not a stockholder of record, a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to the independent directors of the Board, c/o Secretary, Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. Stockholders also have the right under our Bylaws to nominate director candidates directly, without any action or recommendation on the part of the Board, by following the procedures set forth below under the heading “Stockholder Proposals.”
Nominees for Election as Directors
The table below sets forth the names and biographical information of each of the directors nominated for election at the Annual Meeting.
Name	Title/Position	Age
William (“Bill”) Santana Li	Chairman and Chief Executive Officer	53
Linda Keene Solomon	Director	59
Patricia L. Watkins	Director	64
Patricia Howell	Director	55
Director
William (“Bill”) Santana Li has served as Chairman and Chief Executive Officer (“CEO”) since April 2013, when he co-founded the Company. Mr. Li is an American entrepreneur with over 30 years of experience from working in the global automotive sector and founding and leading a number of startups. From 1990 to 1999, Mr. Li held multiple business and technical positions at Ford Motor Company across four continents. His positions at Ford ranged from component, systems, and vehicle engineering with the Visteon, Mazda, and Lincoln brands; to business and product strategy on the United States youth market, India, and the emerging markets in Asia-Pacific and South America; as well as the financial turnaround of Ford of Europe. In addition, he was on the “Amazon” team, which established an all-new modular plant in Brazil. Subsequently, he served as Director of Mergers & Acquisitions. After internally securing $250 million in financing, Mr. Li founded and served as COO of GreenLeaf LLC, a Ford Motor Company subsidiary that became the world’s second largest automotive recycler. Under his leadership, GreenLeaf grew to more than 600 employees, 20 locations worldwide, and annual sales of approximately $150 million. After successfully establishing GreenLeaf, Mr. Li was recruited by SoftBank Venture Capital to establish and serve as the President and CEO of the Model E Corporation, a newly established automobile manufacturer that focused on the “Subscribe and Drive” model in California. Mr. Li also founded Carbon Motors Corporation in 2003, and as its Chairman and CEO until February 2013, focused it on developing the world’s first purpose-built law enforcement patrol vehicle. Carbon Motors Corporation filed for Chapter 7 liquidation in

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June 2013. Mr. Li earned a BSEE from Carnegie Mellon University and an MBA from the University of Detroit Mercy. He is married to Mercedes Soria, the Company’s Chief Intelligence Officer. We believe Mr. Li is qualified to serve on our Board due to his more than 30 years of experience in various industries, including as our Chairman and CEO, and co-founder of the Company.
Linda Keene Solomon has served as a member of our Board since January 2022. Ms. Solomon currently serves as Chief Executive Officer of Wellspring Solutions, Inc., a position she has held since 2016. Prior to Wellspring Solutions, she served at global accounting and consulting firm Deloitte LLP from 1990 to 2016 where she built their Federal Government Services practice. Ms. Solomon led Deloitte’s homeland security consulting practice from 2004 until 2014 and currently advises national security and law enforcement companies who serve federal, state, and local government agencies. In addition, she has served as Executive Officer and Director on the Homeland Security and Defense Business Council. Ms. Solomon earned a BA in Computer Mathematics, a minor in French, and an MBA from the NYU Stern School of Business. We believe Ms. Solomon is qualified to serve on our Board due to her significant experience with security, law enforcement and the government.
Patricia (“Patty”) L. Watkins has served as a member of our Board since January 2022. Ms. Watkins has been a Managing Partner of M.O.R.E. SALES Advisors, a sales and marketing advisory firm providing services to technology firms since 2019. In 2019, she served as the Vice President of Sales for the Americas and Europe, and for Conversation AI, SaaS, Software and Services for Avaamo, Inc. From 2017 to 2019, she served as Vice President of Sales for Genesys, Inc., a provider of cloud and on-premise customer engagement solutions, she served as VP of sales for Motionloft, a provider of sensor and analytics solutions in 2017, and from 2015 to 2106, she served SA Global Vice President of Sales for Internap Holding LLC, a global provider of infrastructure solutions. She possesses over 20 years of experience in senior executive roles in the global technology sector, including at HP, AT&T and Teradata, with a background that expands hardware, software, SaaS, Cloud, customer experience, data analytics, machine learning and artificial intelligence. Ms. Watkins holds a BBA from the University of Texas, in Austin (with honors), and an MBA from Santa Clara University where she was a member of Beta Gamma Sigma, the International Business Honor Society. We believe Ms. Watkins is qualified to serve on our Board due to her extensive technology and software experience.
Patricia (“Trish”) Howell has served as a member of our Board since January 2022. Ms. Howell has approximately 30 years of experience leading operations functions in multiple industries. She joined Element Science as Chief Operating Officer in October 2022. Ms. Howell also serves as the Independent Director and Audit Committee Chair of CVR Medical, where she was appointed in March 2020. From February 2021 until October 2022, Ms. Howell was Vice President of Manufacturing and Vice President of Operations at Avail Medsystems, Inc. From December 2019 to February 2021, Ms. Howell was Vice President of Operations at Stryker Corporation (formerly ZipLine Medical, where she held the same role from 2016-2019). From 2013-2016, Ms. Howell served as Vice President of Operations at Pulmonx Corporation where she led manufacturing, quality, and supply chain. Ms. Howell holds a BS in Mechanical Engineering from the University of Michigan and an MBA in Finance from the University of Michigan-Dearborn. She is also a member of the National Association of Corporate Directors. We believe Ms. Howell is qualified to serve on our Board due to her significant operations and corporate governance experience.
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOUR DIRECTOR NOMINEES.

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Board Diversity Matrix (As of June 8, 2023)
Total Number of Directors:	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	1	–	–
Part II: Demographic Background
African American or Black	1	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian	–	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	2	–	–	–
Two or More Races or Ethnicities	–	1	–	–
LGBTQ+	–	–	–	–
Did Not Disclose Demographic Background	–	–	–	–

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PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF BPM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected BPM to serve as our independent registered public accounting firm for the year ending December 31, 2023, and our Board is asking stockholders to ratify this selection. Stockholder approval or ratification is not required to appoint BPM; however, our Board believes that submitting the appointment of BPM to stockholders for ratification is good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain BPM. If the selection of BPM is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that a change would be in the best interest of the Company and our stockholders.
In selecting BPM, the Audit Committee considered several factors, including the following:
•
The Audit Committee’s and management’s assessments of BPM’s performance;

•
BPM’s independence and integrity; and

•
BPM’s fees and the quality of services provided to us.

BPM has served as our independent registered public accounting firm since 2020. To our knowledge, neither BPM nor any of its members has any direct or material indirect financial interest in Knightscope or any connection with Knightscope in any capacity other than as our independent registered public accounting firm. A representative of BPM is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.
The following table presents fees billed or to be billed by BPM for the audit of our financial statements and for other services provided in the years ended December 31, 2022 and 2021. All of these services and fees were pre-approved by the sole director, which occurred prior to the initial listing on Nasdaq.
	2022	2021
Audit Fees	$546,022	$531,700
Audit-Related Fees	$8,025	–
Tax Fees	–	–
All Other Fees	–	–
Total Fees	$554,047	$531,700
(1) Audit Fees include fees associated with the annual audit of our consolidated financial statements and for issuing a report thereon; the review of our periodic reports and services related to, or required by, statute or regulation, such as fees for comfort letters, consents; and assistance with and review of documents filed with the SEC. In addition, Audit Fees paid to BPM in 2021 include $166,907 in fees for the re-audit of the 2019 fiscal year financial statements in accordance with Public Company Accounting Oversight Board (United States) standards.
(2) Audit-Related Fees are assurance-related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation and included consultations on accounting matters.
The Audit Committee has concluded that the provision of these non-audit services is compatible with maintaining the independence of BPM.
Audit Committee Pre-Approval Policy and Procedures
Under its charter, the Audit Committee is responsible for approving the fees and any other significant compensation paid to our independent registered public accounting firm and pre-approving any non-audit services to be performed by our independent registered public

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accounting firm. The pre-approval requirement may be waived only if the non-audit services meet a de minimis exception allowed by law. In carrying out this responsibility, the Audit Committee follows the following general procedures for the preapproval of non-audit services:
•
If applicable, each year the Audit Committee reviews and pre-approves a schedule of the proposed non-audit services and estimated fees to be provided by the independent registered public accounting firm during the next annual audit cycle.

•
Actual amounts paid to the independent registered public accounting firm are monitored by management and reported to the Audit Committee.

•
Any non-audit services proposed to be provided by the independent registered public accounting firm and the related fees that have not been pre-approved during the annual review by the Audit Committee must be pre-approved by the Audit Committee in advance of any work performed (unless the services meet the de minimis exception allowed by law).

•
Incremental fees for previously approved non-audit services that are expected to exceed the previously approved fee estimate must also be pre-approved by the Audit Committee.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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AUDIT COMMITTEE REPORT
The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of Knightscope’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (b) the qualifications, independence, and performance of Knightscope’s independent registered public accounting firm, (c) the performance of Knightscope’s internal audit function, and (d) other matters as set forth in the charter of the Audit Committee approved by the Board.
Management is responsible for Knightscope’s financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. BPM, as Knightscope’s independent registered public accounting firm, is responsible for performing an independent audit of Knightscope’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee reviewed and discussed with management and BPM the audited financial statements of Knightscope for the year ended December 31, 2022. The Audit Committee also discussed with BPM the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and the letter from BPM required by the applicable requirements of the PCAOB regarding BPM’s communications with the Audit Committee concerning independence and has discussed with BPM its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of Knightscope be included in Knightscope’s Annual Report on Form 10-K for the year ended December 31, 2022, that was filed with the SEC.
The Audit Committee
Patricia Howell (Chair)
Linda Keene Solomon
Patricia L. Watkins

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Corporate Governance
Director Independence
Nasdaq listing rules require that a majority of the Board be comprised of independent directors. The Board has determined that Linda Keene Solomon, Patty Watkin and Trish Howell is each an “independent director” as defined under the applicable Nasdaq rules and SEC rules and regulations. Mr. Li is not independent due to his service as a current executive officer of the Company. The Board makes a determination regarding the independence of each director annually based on relevant facts and circumstances. Applying the standards and independence criteria defined by the Nasdaq listing standards, the Board has made a determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of her independent judgment in carrying out the responsibilities of a directors.
Board Leadership Structure and Roles in Risk Oversight
Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in our best interests to make that determination based on circumstances from time to time. Currently, our Chief Executive Officer serves as the Chairman of the Board, and all of our other directors and non-employee independent directors.
We believe this leadership structure benefits us because a combined Chief Executive Officer and Chairman role helps provide strong, unified leadership for our management team and Board. Furthermore, our customers, suppliers and other business partners have always viewed our Chief Executive Officer and Chairman as a visionary leader in our industry, and we believe that having a single leader is good for our business. Accordingly, we believe a combined Chief Executive Officer and Chairman position is the best governance model for our company and our stockholders at this time. The Board has not specifically designated any director as a lead independent director.
Our Board believes that this leadership structure, combined with our corporate governance policies and processes, creates an appropriate balance between strong and consistent leadership and independent oversight of our business. The Chairman chairs the meetings of our Board and stockholders, with input from the non-employee independent directors, and as such, our Board believes that a person with comprehensive knowledge of our Company is in the best position to serve such role.
Our Board believes that our current leadership structure and the composition of our Board protect stockholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our Board and management. Each of our other directors is “independent” under Nasdaq standards, as more fully described herein. The independent directors meet in executive sessions, without management present, during each regularly scheduled Board meeting and are very active in the oversight of our Company. In addition, our Board and each committee of Board has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.
Our Board believes its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 which is incorporated by reference herein, and in other filings that we

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periodically make with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.
Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. Our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks. Our Compensation Committee oversees risk management activities relating to our compensation policies and practices, and our independent directors as a whole oversees risk management activities relating to Board composition and management succession planning. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.
Attendance of Directors at Annual Meetings
While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. All of our directors at the time attended the annual meeting of stockholders in 2022, except Kristi Ross.
Board and Board Committees
Our Board met six times in 2022. Each director attended in person or by phone at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of each committee on which they served during 2023. Our independent and non-management directors meet regularly in executive session without management present.
The Board has established an Audit Committee and a Compensation Committee. Our Board may establish other committees to facilitate the management of our business from time to time. Our Board delegates various responsibilities and authority to committees as generally described below. The Board committees regularly report on their activities and actions to the full Board.
The Board does not have a standing nominating committee. The Board believes it is appropriate not to have a nominating committee at this time because the entire Board participates in the consideration of director nominees. The Board will continue to assess the necessity of a nominating committee and will establish one, if necessary, in the future. In accordance with Nasdaq rules, director nominees are selected or recommended for selection by directors constituting a majority of the independent directors of the Board in a vote in which only independent directors participate.
Each of the committees operates under its own written charter as adopted by our Board, each of which is available on our website, www.ir.knightscope.com/corporate-governance/governance-overview. The information contained on, or accessible through, our website is not part of, or incorporated by reference in, the registration statement, of which this prospectus forms a part.

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The following table is a summary of our Board committee structure and members on each of our committees:
	Audit Committee	Compensation Committee
William Santana Li
Linda Keene Solomon
Patricia L Watkins
Patricia Howell
Chair	Member	Financial Expert
Audit Committee
The Board has determined that the proposed chairperson of the Audit Committee can read and understand and will ensure that each member seated in the future will be able to read and understand fundamental financial statements and qualifies as an Audit Committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Global Market.
Our Board has determined that each of the directors serving on our Audit Committee is independent within the meaning of applicable Nasdaq rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Ms. Howell qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules. In making this determination, our Board has considered the formal education and nature and scope of her previous experience.
Our Audit Committee, among other things, assists our Board with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence, and performance of the independent registered public accounting firm; and the design and implementation of our risk assessment and risk management. Among other things, our Audit Committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. The Audit Committee also discusses with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into certain aspects of our financial affairs. Our Audit Committee is responsible for establishing and overseeing procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee has direct responsibility for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. Our Audit Committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement terms and fees, and all permissible non-audit engagements with the independent registered public accounting

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firm. Our Audit Committee reviews and oversees all related person transactions in accordance with our policies and procedures. Our Audit Committee met five times in 2022.
Compensation Committee
Our Board has determined that each of the directors serving on our Compensation Committee is independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the Compensation Committee. Our Compensation Committee met five times in 2022.
Our Compensation Committee, among other things, assists our Board with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. Our Compensation Committee, among other responsibilities, evaluates the performance of our Chief Executive Officer and, in consultation with him, evaluates the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act).
The Compensation Committee may form and delegate responsibility to subcommittees as it deems necessary or appropriate, provided that any subcommittee must meet all applicable independence requirements.
Risk Considerations in our Compensation Program
The Compensation Committee, or the sole director prior to the initial Nasdaq listing, conducted an assessment of our compensation policies and practices for our employees and concluded that these policies and practices are not reasonably likely to have a material adverse effect on our Company.
Code of Conduct
We have a written code of conduct in place that applies to all our employees and directors, including our principal executive officer and principal financial officer. A copy of our code of conduct is available on our website at www.ir.knightscope.com/corporate-governance/governance-overview. We are required to disclose certain changes to, or waivers from, that code for our senior financial officer. We intend to use our website as a method of disseminating any change to, or waiver from, our code of conduct as permitted by applicable SEC rules.
Anti-Hedging and Pledging Policy — Prohibition on Short Sales, Hedging and Margin Accounts
Our Insider Trading Policy prohibits our officers, directors and all other employees from (i) engaging in short sales, (ii) buying or selling put or call positions in our securities, (iii) buying financial instruments designed to hedge or offset any decrease in the market value of our securities, and (iv) frequent trading of our securities to take advantage of fluctuations in share price. In addition, all of our officers and directors are prohibited from pledging, purchasing or selling our securities in margin accounts.
Communications with the Board
Any stockholder or other interested party may contact the Board, including any non-employee director or the non-employee directors as a group, or any individual director or directors, by writing to our Secretary at 1070 Terra Bella Avenue, Mountain View. CA 94043, with a request to forward the communication to the intended recipient or recipients. In general,

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any stockholder communication delivered to our Secretary for forwarding to the Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials. Information regarding the submission of comments or complaints relating to our accounting, internal accounting controls or auditing matters can be found on our website at www.knightscope.com.

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EXECUTIVE OFFICERS
The following table provides information regarding our executive officers (ages as of June 8, 2023):
Name	Title/Position	Age
William (“Bill”) Santana Li	Chairman and Chief Executive Officer	53
Stacy Dean Stephens	Chief Client Officer	51
Mallorie Burak	Chief Financial Officer	52
Mercedes Soria	Chief Intelligence Officer	49
Aaron J. Lehnhardt	Chief Design Officer	50
Peter M. Weinberg	General Counsel	62
Executive Officers
William (“Bill”) Santana Li. Mr. Li’s business background information is set forth under “— Executive Officers” above.
Stacy Dean Stephens has served as our Chief Client Officer since May 2013 and co-founded the Company in April 2013. Previously, he co-founded Carbon Motors Corporation with Mr. Li, where he led marketing operations, sales, product management, partnership marketing and client service. At Carbon Motors, Mr. Stephens established the “Carbon Council,” a client interface and users group consisting of over 3,000 law enforcement professionals across all 50 states and actively serving over 2,200 law enforcement agencies. Carbon Motors Corporation filed for Chapter 7 liquidation in June 2013. Prior to co-founding Carbon Motors Corporation, Mr. Stephens served as a police officer for the Coppell (Texas) Police Department from 2000 to 2002. Mr. Stephens studied aerospace engineering at the University of Texas in Arlington. He subsequently earned a degree in criminal justice and graduated as valedictorian from Tarrant County College in Fort Worth, Texas. He is a member of the International Association of Chiefs of Police (“IACP”) and also sits on the IACP Division of State Associations of Chiefs of Police SafeShield Project, which seeks to critically examine existing and developing technologies for the purpose of preventing and minimizing officer injuries and fatalities.
Mallorie Burak has served as our Chief Financial Officer (“CFO”) since October 2020. Ms. Burak is an experienced financial executive, bringing over 28 years of expertise across a broad spectrum of industries ranging from early-stage start-ups to multi-national, public corporations. Prior to joining Knightscope, she served as CFO at ThinFilm Electronics ASA, an innovative solid-state lithium battery start-up, from 2019 to 2020 and Alta Devices, Inc., a GaAs thin-film solar technology start-up, from 2016 to 2019. Prior to Alta Devices Ms. Burak served as CFO at FriendFinder Networks, Rainmaker Systems, FoodLink, and Southwall Technologies. Ms. Burak has significant experience working with a variety of financing sources, both public and private, as well as significant experience leading and managing M&A related activities. Ms. Burak holds a BSBA and MBA from San Jose State University.
Mercedes Soria has served as our Chief Intelligence Officer since May 2013 and has been with Knightscope since April 2013. Ms. Soria is a technology professional with over 15 years of experience in systems development, life cycle management, project leadership, software architecture and web applications development. Ms. Soria led IT strategy development at Carbon Motors Corporation from 2011 until 2013. From 2002 to 2010, Ms. Soria was Channel Manager and Software Development Manager for internal operations at Deloitte & Touche LLP. From 1998 to 2002, Ms. Soria worked as a software developer at Gibson Musical Instruments leading the effort to establish its online presence. Ms. Soria obtained Bachelor and Master’s degrees in Computer Science from Middle Tennessee State University with honors, as well as

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an Executive MBA from Emory University. She is also a certified Six Sigma green belt professional and a member of the Society of Hispanic Professional Engineers. She is married to William Santana Li, the Company’s Chairman and Chief Executive Officer.
Aaron J. Lehnhardt has served as our Chief Design Officer since November 2015. Previously, from the Company’s inception in April 2013 until November 2015, Mr. Lehnhardt served as Chief Designer of the Company. From 2002 to April 2013, Mr. Lehnhardt was the co-owner of Lehnhardt Creative LLC where he worked on advanced propulsion vehicle design, personal electronics, product design, video game design, and concept development work. From 2004 to 2011, Mr. Lehnhardt was Chief Designer at California Motors (“Calmotors”), where he led the design for various concepts for HyRider hybrid vehicles, the Calmotors 1000 horsepower hybrid super car, Terra Cruzer super off-road vehicle, multiple vehicles for the U.S. Military, and various other hybrid and electric vehicles. He was also the lead designer and partner of Ride Vehicles LLC, a sister company to Calmotors, which worked on a 3-wheeled, standup personal mobility vehicle. Mr. Lehnhardt began his career in 1994 in the Large Truck Design Studio of Ford Motor Company, where he worked on the Aeromax and Excursion truck programs. Mr. Lehnhardt earned his Bachelor of Fine Arts in Transportation Design from the College for Creative Studies in Detroit, Michigan. He also served as an Alias 3D instructor at the College for Creative Studies.
Peter M. Weinberg has served as our General Counsel since July 2021. Prior to joining Knightscope, Mr. Weinberg served as General Counsel at solar cell designer and manufacturer, Alta Devices from 2015 to 2019. Prior to Alta Devices, he served as Legal Counsel in the communications and information technology company, NEC Corp. of America from 1999 to 2005 and was appointed General Counsel for semiconductor and technology solutions company, NEC Electronics America, where he served from 2005 to 2010. Mr. Weinberg started his legal career with design/builder Takenaka USA Corp, where he was recruited from Fordham University Law School in 1990 to be its first in-house counsel and served until 1999. In addition to his Fordham JD, Mr. Weinberg holds a BA from Stony Brook University and an MA from New York University.
Family Relationships
There are no family relationships among any of our directors and executive officers, except that William Santana Li, our Chairman and Chief Executive Officer, is married to Mercedes Soria, our Chief Intelligence Officer.

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EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information with respect to annual compensation for the years indicated for the Company’s named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
William Santana Li Chairman and Chief Executive Officer	2022	496,907	278,261	635,896	1,411,064
	2021	300,000	230,000	—	530,000
Mallorie Burak President and Chief Financial Officer	2022	344,391	264,457	238,564	847,412
	2021	250,000	205,000	3,038,387	3,493,387
Mercedes Soria(2) Chief Intelligence Officer	2022	344,391	164,457	210,595	719,443

(1) Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (Financial Standards Accounting Board Accounting Standards Codification Topic 718 Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 7 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(2) Ms. Soria was not a named executive officer in 2021. As noted above, Ms. Soria is married to Mr. Li.
Narrative Disclosure to Summary Compensation Table
The compensation of the Company’s named executive officers is comprised of the following major elements: (a) base salary; (b) an annual, discretionary cash bonus; and (c) long-term equity incentives, consisting primarily of stock options granted under the Company’s equity incentive plan. These principal elements of compensation are described below.
Base Salaries
Base salary is provided as a fixed source of compensation for our executive officers. Adjustments to base salaries are reviewed annually and as warranted throughout the year to reflect promotions or other changes in the scope of breadth of an executive officer’s role or responsibilities, as well as to maintain market competitiveness. Upon recommendation of the Company’s independent compensation consultant, base salaries adjustments of our named executive officers were approved in June 2022 by the Compensation Committee to reflect changes in responsibility and/or retention risk, with base salaries targeted at the 75th percentile of a peer group for Mr. Li, and at 25th percentile of the peer group for Ms. Burak and Ms. Soria.
Annual Bonuses
Annual bonuses may be awarded based on qualitative and quantitative performance standards and are designed to reward performance of our named executive officers individually. The determination of a named executive officer’s performance may vary from year to year depending on economic conditions and conditions in our industry and may be based on measures such as stock price performance, the meeting of financial targets against budget, the meeting of acquisition objectives and balance sheet performance. For 2022, bonuses were awarded based on the achievement of various operational goals, such as ASR deployments, revenue, new contracts and other operational metrics.

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Long-Term Equity Incentives
Grants made under our equity incentive plan provide continual motivation for our officers, employees, consultants and directors to achieve our business and financial objectives and align their interests with the long-term interests of our stockholders. The purpose of grants made under our equity incentive plan is to promote greater alignment of interests between employees and stockholders, and to support the achievement of our longer-term performance objectives, while providing a long-term retention element. For 2022, our named executive officers were award option awards with a four-year vesting term, subject to continuous service with the Company. See “Outstanding Equity Awards at Fiscal Year-End” below for additional information.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information with respect to outstanding options held by our named executive officers at December 31, 2022.
	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
William Santana Li	7/12/2022	—	383,100(1)(2)	3.04	7/11/2032
Mallorie Burak	10/8/2020	270,833	229,167 (1)(2)	2.34	10/7/2030
	12/23/2021	125,000	375,000(1)(2)	10.00	12/22/2031
	7/12/2022	—	143,724(1)(2)	3.04	7/11/2032
Mercedes Soria	4/21/2014	113,000	—(1)(3)	0.16	4/20/2024
	11/17/2016	187,000	—(1)(3)	0.60	11/17/2026
	4/22/2018	200,000	—(1)(2)	1.26	4/21/2028
	5/9/2019	447,916	52,084(1)(2)	1.24	5/9/2029
	2/27/2020	70,833	29,167(1)(2)	0.91	2/26/2030
	6/24/2020	21,875	13,125(1)(2)	0.91	6/23/2030
	7/12/2022	—	126,874(1)(2)	3.04	7/11/2032
(1) The stock options vest and become exercisable as to 25% of the option shares after 12 months, and vest as to the remaining shares in equal monthly installments over the subsequent 36 months, subject to continuous service as of each vesting date.
(2) Exercisable for shares of Class A Common Stock.
(3) Exercisable for shares of Class B Common Stock, which can be subsequently converted to Class A Common Stock on a one-for-one basis.
Potential Payments Upon Termination or Change in Control
Below is a summary of the potential payments that each of our named executive officers would have received upon the occurrence of the termination events specified below, assuming that each triggering event occurred on December 31, 2022. The potential payments outlined below are set forth in the respective employment agreement for each named executive officer.

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Involuntary Termination without Cause, Upon Death or Disability
Name	Severance(1) ($)	Health Benefits(1) ($)	Total ($)
William Santana Li	252,500	3,583	256,083
Mallorie Burak	175,000	12,600	187,600
Mercedes Soria	175,000	3,583	178,583
(1) Equal to six months of (i) base salary paid in accordance with the Company’s normal payroll practices, and (ii) continued COBRA health coverage.
Involuntary Termination without Cause, Upon Death or Disability or Resignation for Good Reason in connection with a Change in Control
Name	Severance(1) ($)	Bonus(2) ($)	Acceleration of Equity Awards(3) ($)	Health Benefits(1) ($)	Total ($)
William Santana Li	505,000	505,000	—	7,165	1,017,165
Mallorie Burak	350,000	350,000	—	25,199	725,199
Mercedes Soria	350,000	350,000	—	7,165	707,165
(1) Equal to twelve months of (i) base salary paid in accordance with the Company’s normal payroll practices, and (ii) continued COBRA health coverage.
(2) Represents a single, lump sum payment equal to 100% of the executive’s target bonus for the applicable fiscal year.
(3) Represents the value of unvested options awards held on December 31, 2022 that would be subject to accelerated vesting, based on the fair market value of our share of Class A Common Stock as of December 31, 2022, calculated by multiplying the number of shares of Class A Common Stock underlying each such option by the closing price of our shares of Class A Common Stock as of December 30, 2022 (the last trading date of 2022), less the applicable per share exercise price of such option. Due to the closing price on December 30, 2022 being greater than the applicable exercises prices of the option awards, there is no value for acceleration of equity awards.

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DIRECTOR COMPENSATION
Each non-executive director receives an annual cash fee of $60,000, or $70,000 if the director serves as the chairperson of a Board committee, payable in quarterly installments. Each non-executive director also received an initial grant of 40,000 nonstatutory stock options that vests after the first anniversary of their Board service and will be eligible to receive awards under the Company’s equity incentive plans as may be determined from time to time by the Board in its discretion. Mr. Li does not receive compensation for his service on the Board.
The following table summarizes the total compensation earned by each of our non-employee directors who served during 2022.
Name	Fees Earned or Paid in Cash ($)(3)	Option Awards ($)(1)(4)	Total ($)
Kristi Ross(2)	70,000	62,983	132,983
Linda Keene Solomon	60,000	62,983	122,983
Jackeline V. Hernandez Fentanez(2)	70,000	62,983	132,983
Patricia L. Watkins	60,000	62,983	122,983
Patricia Howell	60,000	62,983	122,983
Suzanne Muchin(2)	60,000	63,021	123,021
(1) Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (Financial Standards Accounting Board Accounting Standards Codification Topic 718 Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 7 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(2) On January 26, 2023, each of Kristi Ross, Jackeline Hernandez Fentanez and Suzanne Muchin voluntary resigned from the Board.
(3) The fees presented represent the annual cash fees earned by each director. On January 5, 2023, each of the independent directors waived her right to the fourth quarter 2022 board fee installment, payable in January 2023.
(4) Each of our directors held 40,000 unvested stock options as of December 31, 2022, which vested in full on January 27, 2023. Each of Kristi Ross, Jackeline Hernandez Fentanez and Suzanne Muchin forfeited their stock options upon their respective resignations from the Board.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets out certain information with respect to the beneficial ownership of the voting securities of the Company, as of May 19, 2023, for:
•
each person who we know beneficially owns more than 5% of any class of our voting securities;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

Percentage ownership is based on 46,083,787 shares of Class A common stock outstanding and 10,357,822 shares of Class B common stock outstanding, in each case, as of May 19, 2023.
We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options, or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of the date of May 19, 2023, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. Except as indicated by the footnotes below, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all securities that they beneficially own, subject to applicable community property laws.

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	Class A Common Stock Beneficially Owned		Class B Common Stock Beneficially Owned		Series A Preferred Stock Beneficially Owned		Series B Preferred Stock Beneficially Owned		Series m-2 Preferred Stock Beneficially Owned		Combined Voting Power(1)
Name of Beneficial Owner	Number	%	Number	%	Number	%	Number	%	Number	%
5% Stockholders:
William (“Bill”) Santana Li(2)(3)	806,770	1.7%	7,300,000	68.5%	—	—	—	—	—	—	34.2%
Stacy Dean Stephens	—	—	3,000,000	29.0%	—	—	—	—	—	—	14.1%
NetPosa Technologies (Hong Kong) Limited(4)	—	—	—	—	—	—	2,450,860	70.0%	—	—	11.5%
F50 Ventures Fund LP(5)	—	—	—	—	559,785	39.5%	183,248	5.2%	—	—	3.5%
Lab IX(6)	—	—	—	—	223,914	15.8%	—	—	—	—	1.1%
Godfrey Sullivan(7)	—	—	—	—	158,452	11.2%	—	—	—	—	*
V Swaminathan(8)	—	—	—	—	111,957	7.9%	73,525	2.1%	—	—	*
Brett Hershey(9)	—	—	—	—	111,957	7.9%	61,300	1.8%	—	—	*
Andrew M. Brown(10)	1,153,383	2.5%	—	—	—	—	—	—	—	—	*
Andrew M. Brown Family Protection Trust(11)	1,242,424	2.7%	—	—	—	—	—	—	—	—	*
Series Knightscope LLC F50 Global Syndicate Fund LLC(12)	—	—	—	—	—	—	434,733	12.4%	—	—	2.0%
AIDS Healthcare Foundation(13)	—	—	—	—	—	—	270,060	7.7%	150,000	93.8%	2.0%
Equity Trust Company(14)	—	—	—	—	—	—	—	—	10,000	6.2%	*
Named Executive Officers and Directors:
William (“Bill”) Santana Li(2)(3)	806,770	1.7%	7,300,000	68.5%	—	—	—	—	—	—	34.2%
Mallorie Burak(15)	510,413	*	—	—	—	—	—	—	—	—	*
Mercedes Soria(2)(3)	806,770	1.7%	7,300,000	68.5%	—	—	—	—	—	—	33.0%
Linda Keene Solomon(15)	40,000	*	—	—	—	—	—	—	—	—	*
Patricia L. Watkins(15)	40,000	*	—	—	—	—	—	—	—	—	*
Patricia Howell(15)	40,000	*	—	—	—	—	—	—	—	—	*
All executive officers and directors as a group (12 individuals)(2)(16)	2,483,536	5.1%	10,600,000	96.7%	—	—	—	—	—	—	48.5%

* Represents beneficial ownership of less than 1%.
(1) Represents the percentage of voting power with respect to all shares of the Company’s outstanding capital stock as if converted to Class A common stock and Class B common stock, as applicable, as a single class. The holders of Series A preferred stock, Series B preferred stock, Series m-2 preferred stock and Class B common stock are entitled to 10 votes per share. The holders of our Series S preferred stock, Series m preferred stock, Series m-1 preferred stock, Series m-3 preferred stock, Series m-4 preferred stock and Class A common stock are entitled to one vote per share. Does not include shares underlying options.
(2) Combined voting power Includes an aggregate of 2,964,829 shares of Class A common stock for which Mr. Li has been designated by other stockholders of the Company as such stockholders’ proxy and attorney-in-fact. See in part footnotes 8 and 9 below.
(3) Includes 806,770 shares of Class A common stock and 300,000 shares of Class B common stock, respectively, underlying stock options that are currently exercisable or exercisable within 60 days of May 19, 2023, held by Ms. Soria, who is Mr. Li’s wife.
(4) The address for NetPosa Technologies (Hong Kong) Limited is Suite 1023, 10/F, Ocean Centre, 5 Canton Road, Tsim Sha Tsui, Kowloon Hong Kong.
(5) The address for F50 Ventures Fund LP is 2132 Forbes Avenue, Santa Clara, California 95050.
(6) The address for Lab IX is 6201 America Center Drive, San Jose, California 95002.
(7) The address for Mr. Sullivan is 20400 Stevens Creek Blvd., Suite 750, Cupertino, California 95014.
(8) The address for Mr. Swaminathan is 3 Via Di Lugano, Henderson, Nevada 890113.
(9) The address for Mr. Hershey is c/o Walden Woods Holdings LLC, 900 Tanglewood Drive, Concord, Massachusetts 01742.
(10) Based on a Schedule 13G/A filed with the SEC on February 14, 2023. The address for Andrew M. Brown is 99 Wall Street, Suite 2250, New York, New York 10005. The shares are subject to a voting proxy, dated November 18, 2021, granted in favor of Mr. Li. Does not include warrants held by Mr. Brown to purchase 835,787 shares of Series m-3 preferred stock convertible into shares of Class A common stock. Mr. Brown does not report shared beneficial ownership with the Andrew M. Brown Family Protection Trust. See footnote 11 for additional information.
(11) Based solely on a Schedule 13G filed with the SEC on November 14, 2022. The address for the Andrew M. Brown Family Protection Trust is c/o Premier Trust Inc., 4465 S. Jones Blvd., Las Vegas, Nevada 89103. The shares are subject to a voting proxy, dated November 18, 2021, granted in favor of Mr. Li. Does include warrants held by the Andrew M. Brown Family Protection Trust to purchase 534,099 shares of Series S or Series m-3 preferred stock convertible into shares of Class A common stock. The Andrew M. Brown Family Protection Trust does not report shared beneficial ownership with Andrew Brown. See footnote 10 for additional information.
(12) The address for Series Knightscope LLC F50 Global Syndicate Fund LLC is 2625 Middlefield Road, Ste. 414, Palo Alto, California 94301.
(13) The address for AIDS Healthcare Foundation is 6255 Sunset Boulevard, 21st Floor, Los Angeles, California 90028.
(14) Represents securities held by Equity Trust Company FBO Tiffany Thy Tran Roth IRA. The address for Equity Trust Company FBO Tiffany Thy Tran Roth IRA is 1 Equity Way, Westlake, Ohio 44145.
(15) Represents stock options that are currently exercisable or exercisable within 60 days of May 19, 2023.
(16) Includes 2,483,536 shares of Class A common stock and 600,000 shares of Class B common stock, respectively, underlying stock options that are currently exercisable or exercisable within 60 days of May 19, 2023.

KNIGHTSCOPE, INC. | 2023 PROXY STATEMENT | 27

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following is a description of transactions to which we were a party since December 31, 2022 in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Related Person Transactions
Konica Minolta, Inc.
One of the Company’s vendors, Konica Minolta, Inc. (“Konica Minolta”), is a stockholder of the Company and beneficially owned greater than 5% of our total voting power earlier in 2022. Konica Minolta provides the Company with repair services to its ASRs. The Company paid Konica Minolta $381,587, $355,428 and $218,425 in service fees for the years ended December 31, 2022, 2021 and 2020, respectively. The Company had payables of $117,000 and $29,279 owed to Konica Minolta as of December 31, 2022 and 2021, respectively.
Director and Officer Indemnification and Insurance
Our Amended and Restated Certificate of Incorporation and our bylaws provide that we indemnify each of our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.
Policies and Procedures for Approving Transactions with Related Persons
Our Audit Committee reviews and oversees all related person transactions in accordance with our policies and procedures, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board has not adopted a written policy or procedures governing its approval of transactions with related persons. Other than as described above, there were no related person transactions in the years ended December 31, 2021 or 2022. The transactions described above were approved by the Board of Directors at the time they were entered into.

KNIGHTSCOPE, INC. | 2023 PROXY STATEMENT | 28

Householding
We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as the notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Annual Meeting or for any future meetings or stockholder communications, please send your written request to Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043, Attention: Secretary, or call us at (650) 924-1025. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.
Stockholder Proposals
A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement pursuant to SEC Rule 14a-8 must submit the proposal so that it is received by us no later than February 10, 2024, unless the date of our 2024 Annual Meeting is more than 30 days before or after July 20, 2024, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043, Attention: Secretary.
For a shareholder proposal that is not intended to be included in our proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve that proposal and give notice to us no later than April 24, 2024. If the date of the 2024 Annual Meeting of Shareholders is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline is instead a reasonable time before we mail the proxy materials.
Nomination of Director Candidates: You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Secretary at the address of our principal executive offices set forth above.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 21, 2024. In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

KNIGHTSCOPE, INC. | 2023 PROXY STATEMENT | 29

Annual Report on Form 10-K and Other SEC Filings
At your request, we will provide you with a copy of our Annual Report on Form 10-K for the year ended December 31, 2022 (as amended), without charge. You should send your written requests to Secretary, Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. The exhibits to the annual report are available upon payment of charges that approximate our cost of reproduction.
You can also obtain copies of the annual report and exhibits, as well as other filings that we make with the SEC, on our website at https://ir.knightscope.com/ or on the SEC’s website at sec.gov.

KNIGHTSCOPE, INC. | 2023 PROXY STATEMENT | 30

Other Matters
The Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.
By Order of the Board of Directors,
/s/ William Santana Li
William Santana Li
Chairman and Chief Executive Officer
June 8, 2023

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Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 1:00am EST, on July 20, 2023.OnlineGo to www.envisionreports.com/KSCP or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/KSCP 2023 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.AProposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2.1. Election of Directors:ForWithholdForWithholdForWithhold+01 - Patricia Howell02 - William Santana Li03 - Linda Keene Solomon04 - Patricia L. WatkinsForAgainst Abstain2. Ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.1 U P X+03U0TD

The 2023 Annual Meeting of Stockholders of Knightscope, Inc. will be held onThursday, July 20, 2023 at 1:00 pm Pacific Time, virtually via the internet at www.meetnow.global/MMK2GSH.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: www.envisionreports.com/KSCPSmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/KSCPIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Knightscope, Inc.+Notice of 2023 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — July 20, 2023Mallorie Burak and Peter M. Weinberg, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Knightscope, Inc. to be held on July 20, 2023 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted in the manner directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR each of the nominees for election as directors as set forth in Proposal 1, and FOR Proposal 2.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)CNon-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below.+